Discontinued Operations	12 Months Ended
Dec. 31, 2019
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Discontinued Operations
Note 11: Discontinued Operations
On October 1, 2018, the Company sold a 55% interest in its Financial & Risk business. The 2018 period includes the results of Financial & Risk reported as discontinued operations in the consolidated financial statements. The 2019 period includes residual income and expense items related to liabilities associated with businesses that were previously classified as discontinued operations, including Financial & Risk.

Earnings from discontinued operations are summarized as follows:

	Year ended December 31,

	2019	2018
Revenues	-	4,677
Expenses	(37)	(3,247)
(Loss) earnings from discontinued operations before income tax	(37)	1,430
Tax benefit (expense) on (loss) earnings from discontinued operations (1)	31	(995)
(Loss) earnings from discontinued operations after income tax	(6)	435
Gain on sale of discontinued operations before income tax	-	3,081
Tax benefit on gain on sale of discontinued operations (2)	-	343
(Loss) earnings from discontinued operations, net of tax	(6)	3,859
(1) In 2019, relates to the reversal of tax reserves no longer required due to changes in tax laws and the expiration of statutes of limitation.
(2) In 2018, the $343 million tax benefit was primarily attributable to a reduction in the Company’s deferred tax liability associated with the Financial & Risk transaction. IFRS accounting rules required the establishment of an $850 million deferred tax liability when the Financial & Risk business was classified as held for sale. The $850 million charge to establish the deferred tax liability is included in the $995 million of tax expense on earnings from discontinued operations. The deferred tax liability was reduced to $528 million upon closing based on the final allocation of proceeds by jurisdiction.
The consideration received and the net assets disposed in the Financial & Risk transaction were as follows:

Year ended December 31,

2018
Consideration received - cash and cash equivalents	16,548
Cash and cash equivalents	(460)
Trade and other receivables	(646)
Other financial assets - current	(21)
Prepaid expenses and other current assets	(202)
P roperty and equipment , net	(481)
Computer software, net	(850)
Other identifiable intangible assets, net	(1,912)
Goodwill	(9,885)
Other non-current assets	(151)
Deferred tax	(14)
Total assets	(14,622)
Payables, accruals and provisions	844
Deferred revenue	207
Other financial liabilities - current	8
Provisions and other non-current liabilities	384
Deferred tax	331
Total liabilities	1,774
Net assets disposed	(12,848)
Non-controlling interests disposed	527
Cumulative foreign currency translation adjustments (1)	(3,102)
Opening balance 45% equity investment in Refinitiv (2)	2,100
Other	(144)
Gain on sale before income tax	3,081
(1) Relates to amounts previously recognized within accumulated other comprehensive loss.
(2) The opening balance of the Company’s equity investment included a re-measurement
loss of $3,682 million reflecting the debt that Refinitiv borrowed on October 1, 2018 to fund the proceeds.

To facilitate the separation, Refinitiv and Thomson Reuters are providing certain transition services to each other following the sale for a specified period, including technology and administrative services. See note 32 for further details.